EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended October 17, 2014

Current Month				Rolling Performance*				Rolling Risk Metrics* (November 2009 – October 2014)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.7%	-1.5%	-1.0%	2.1%	-3.9%	-4.0%	1.2%	-4.0%	10.5%	-28.6%	-0.3	-0.5
B**	-0.8%	-1.5%	-1.5%	1.5%	-4.5%	-4.6%	0.5%	-4.6%	10.5%	-29.9%	-0.4	-0.6
Legacy 1***	-0.7%	-1.3%	0.6%	4.0%	-1.8%	-2.0%	N/A	-2.0%	10.3%	-23.7%	-0.1	-0.3
Legacy 2***	-0.7%	-1.3%	0.5%	3.9%	-2.0%	-2.3%	N/A	-2.3%	10.3%	-24.4%	-0.2	-0.3
Global 1***	-0.7%	-1.3%	0.8%	4.4%	-1.4%	-2.6%	N/A	-2.6%	9.8%	-21.9%	-0.2	-0.4
Global 2***	-0.7%	-1.3%	0.7%	4.2%	-1.6%	-2.9%	N/A	-2.9%	9.8%	-22.4%	-0.3	-0.4
Global 3***	-0.7%	-1.4%	-0.6%	2.6%	-3.2%	-4.6%	N/A	-4.6%	9.8%	-27.9%	-0.4	-0.6

S&P 500 Total Return Index****	-1.0%	-4.3%	3.7%	9.6%	17.1%	15.1%	7.5%	15.1%	13.4%	-16.3%	1.1	1.8
Barclays Capital U.S. Long Gov Index****	1.2%	4.2%	19.9%	14.8%	4.8%	8.2%	7.1%	8.2%	11.4%	-15.5%	0.7	1.3
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	34%					34%
Energy	9%	Short	Heating Oil	2.7%	Short	9%	Short	Heating Oil	2.7%	Short
			Brent Crude Oil	2.0%	Short			Brent Crude Oil	2.0%	Short
Grains/Foods	12%	Short	Coffee	1.7%	Long	12%	Short	Coffee	1.7%	Long
			Sugar	1.5%	Short			Sugar	1.5%	Short
Metals	13%	Short	Gold	5.1%	Short	13%	Short	Gold	5.1%	Short
			Platinum	1.8%	Short			Platinum	1.8%	Short
FINANCIALS	66%					66%
Currencies	21%	Long $	Euro	6.1%	Short	21%	Long $	Euro	6.1%	Short
			Japanese Yen	4.3%	Short			Japanese Yen	4.3%	Short
Equities	16%	Long	S&P 500	4.0%	Long	16%	Long	S&P 500	4.0%	Long
			Nasdaq	2.1%	Long			Nasdaq	2.1%	Long
Fixed Income	29%	Long	Bunds	6.0%	Long	29%	Long	Bunds	6.0%	Long
			U.S. Treasury Bonds	3.9%	Long			U.S. Treasury Bonds	3.9%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil prices declined nearly 4% on weak demand across Europe.  Reports that OPEC would not reduce output despite reduced demand drove prices even lower.  Natural gas markets declined to a 4-week low as forecasters predicted milder temperatures in the U.S.

Grains/Foods
Grain markets rallied after heavy rain in the Midwest delayed harvests.  Coffee prices fell sharply as rain in Brazil helped ease supply concerns that were fueled by recent droughts in key farming areas.

Metals
Gold markets rose to a 3-week high as pessimism regarding economic conditions in the U.S. fueled speculation the Federal Reserve will keep interest rates low for the foreseeable future.  Copper prices fell following weak economic data from the U.S. and China, the world’s two largest consumers, and on continued low demand from Europe.

Currencies
The U.S. dollar broke its recent uptrend and finished generally weaker against global counterparts.  Moves in the dollar were attributed to speculation the Federal Reserve would delay raising interest rates due to recent selloffs in the equity markets and on concerns regarding sustained U.S. growth.   The Japanese yen moved higher as global investors shifted their focus away from the U.S. towards other safe-haven assets.  The Canadian dollar weakened due to declines in the crude oil markets and concerns surrounding the economic outlook for the U.S., Canada’s biggest trading partner.

Equities
U.S. equity markets finished a volatile week lower due to an early selloff fueled by Ebola fears and beliefs the Eurozone could fall into another recession.   Near week-end, bullish earnings reports drove equity prices off their lows and offset a large portion of the weekly decline in the equity markets.  The Nikkei 225 fell more than 5% due to weak economic data in Asia and strength in the yen which put pressure on the nation’s export industries.

Fixed Income	Global fixed-income markets rose sharply due to heavy buying by investors after global economic concerns and steep equity market declines fostered a flight-to-quality.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.